UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2021

Build-A-Bear Workshop, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-32320 (Commission File Number)	43-1883836 (IRS Employer Identification No.)

415 South 18th St., St. Louis, Missouri (Address of Principal Executive Offices)	63103 (Zip Code)

(314) 423-8000

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	BBW	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.07         Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting on June 10, 2021. The following proposals were submitted by the Board to a vote of the Company’s stockholders, and the final results of the voting on each proposal are noted below.

Proposal 1.         Election of Directors

The following two directors were nominated to serve for three-year terms expiring at the 2024 annual meeting of stockholders or until their successors are duly elected and qualified. The two directors, as indicated below, were elected as directors of the Company by the requisite affirmative vote of the majority of votes cast in person or by proxy.

Nominee	For	Against	Abstain	Broker Non-Votes
George Carrara	8,181,835	773,223	9,291	4,515,049
Sharon John	8,195,864	762,848	5,637	4,515,049

Proposal 2.         Ratification of Appointment of Independent Accountants

The stockholders were asked to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 29, 2022. The appointment was approved by the requisite affirmative vote of a majority of the shares represented in person or by proxy and entitled to vote, as indicated below.

For	Against	Abstain	Broker Non-Votes
12,816,355	661,708	1,335	—

Proposal 3.         Advisory Vote Approving Executive Compensation

The stockholders were asked to approve the executive compensation as disclosed in the Proxy Statement for the Annual Meeting pursuant to the compensation disclosure rules of the SEC. The proposal was approved by the requisite affirmative vote of a majority of the shares represented in person or by proxy and entitled to vote, as indicated below.

For	Against	Abstain	Broker Non-Votes
6,038,498	866,259	2,059,592	4,515,049

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUILD-A-BEAR WORKSHOP, INC.

Date: June 11, 2021	By:	/s/ Eric Fencl
Name:	Eric Fencl
Title:	Chief Administrative Officer,
General Counsel and Secretary

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